Exhibit 10.3

Execution Version

GUARANTEE AGREEMENT

by and among

THE GUARANTORS,

from time to time party hereto

and

FORTRESS CREDIT CORP.,

as Agent

Dated as of November 23, 2020

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Table of Contents

(continued)

ANNEXES

Annex I	Form of Assumption Agreement

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GUARANTEE AGREEMENT

GUARANTEE AGREEMENT (this “Guarantee”), dated as of November 23, 2020, made by each of the signatories hereto (together with any other entity that may become a party hereto as a guarantor as provided herein, the “Guarantors” and each a “Guarantor”), in favor of FORTRESS CREDIT CORP., as administrative agent and collateral agent for the Secured Parties (in such capacities, together with its successors and assigns in such capacities, “Agent”) acting pursuant to this Guarantee for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below).

RECITALS

WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and Agent, the Lenders have severally agreed to make Loans and other financial accommodations to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, each Guarantor is a Subsidiary of the Borrower;

WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the making of the loans and other financial accommodations under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans and other financial accommodations to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of these premises and to induce the Lenders to make their respective loans and other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby agrees with Agent, for the benefit of the Secured Parties, as follows:

Section 1

DEFINITIONS

Section 1.01 Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement or the Security Agreement and used herein shall have the meanings given to them in the Credit Agreement or the Security Agreement, as applicable.

Section 1.02 Other Definitional Provisions. The provisions of Section 1.2 of the Credit Agreement shall be incorporated by reference herein mutatis mutandis.

Section 2

GUARANTEE

Section 2.01 Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to Agent, for the benefit of the Secured Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. For purposes hereof, “Guaranteed Obligations” means the “Secured Obligations” (as defined under the Credit Agreement), including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity thereof and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, arising under or in connection with, the Credit Agreement, the Security Agreement or any other Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Agent or to the other Secured Parties that are required to be paid by any Loan Party pursuant to the terms of any of the foregoing agreements). This Guarantee by each Guarantor hereunder constitutes a guarantee of payment and not of collection.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.02).

(c) Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of any Secured Party hereunder.

(d) This Guarantee shall remain in full force and effect until the Termination Date (as defined in the Security Agreement) occurs, notwithstanding that from time to time during the term of the Credit Agreement no Guaranteed Obligations may be outstanding.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guaranteed Obligations or any payment received or collected from such Guarantor in respect of the Guaranteed Obligations), remain liable for the Guaranteed Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date occurs.

Section 2.02 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries from the Loans and other Guaranteed Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor’s net worth as determined immediately prior to such payment bears to the aggregate net worth of all the Guarantors as determined immediately prior to such payment, then such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.

Section 2.03 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Guaranteed Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Date occurs. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor for the benefit of the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, as Agent may determine in accordance with Section 11.4 of the Credit Agreement.

Section 2.04 Modification of the Guaranteed Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents, and any other documents executed and delivered in connection therewith may be amended, restated, supplemented, otherwise modified or terminated, in whole or in part, in accordance with the terms thereof, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto.

Section 2.05 Guarantee Absolute and Unconditional. Each Guarantor waives to the fullest extent permitted by Applicable Laws any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of the guarantee contained in this Section 2. The Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor, to the fullest extent permitted by Applicable Laws, waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Guaranteed Obligations. Each Guarantor waives, to the fullest extent permitted by law, any right such Guarantor may now have or hereafter acquire to revoke, rescind, terminate or limit (except as expressly provided herein) this Guarantee or any of its obligations hereunder. Each Guarantor understands and agrees, to the fullest extent permitted by Applicable Laws, that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment (and not of collection) without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower with respect to any Guaranteed Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance (other than payment in full of the Guaranteed Obligations). When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

Section 2.06 Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 2.07 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Agent without set-off or counterclaim in Dollars in accordance with the provisions of the Credit Agreement.

Section 3

REPRESENTATIONS AND WARRANTIES

Each Guarantor hereby represents and warrants to each Secured Party that:

Section 3.01 Representations in Credit Agreement. In the case of each Guarantor, all representations and warranties set forth in Article VII of the Credit Agreement which relate to or are contemplated to be made by any Guarantor are hereby incorporated herein by reference and are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representation and warranties shall be true and correct after giving effect to such materiality qualifier) on and as of the date on which such representations and warranties are made pursuant to the Credit Agreement, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

Section 3.02 Other Representations.

(a) Each Guarantor has knowledge of each Loan Party’s financial condition and affairs and it has adequate means to obtain from each Loan Party, on an ongoing basis, information relating thereto and to such Loan Party’s ability to pay and perform the Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guarantee is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Loan Party for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Loan Party that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations.

(b) It is in the best interests of each Guarantor to execute this Guarantee inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans, other Credit Extensions and other financial accommodations made to the Borrower by the Secured Parties pursuant to the Loan Documents, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Loans, other Credit Extensions and other financial accommodations to the Borrower.

Section 4

COVENANTS

Each Guarantor covenants and agrees with the Secured Parties that, from and after the date of this Guarantee until the Termination Date:

Section 4.01 Covenants in Credit Agreement. Each Guarantor hereby agrees and covenants to (a) do each of the things set forth in the Credit Agreement that a Loan Party agrees and covenants to do and/or that a Loan Party agrees and covenants to cause its Subsidiaries and/or any Guarantor to do, and (b) to not do each of the things set forth in the Credit Agreement that a Loan Party agrees and covenants to not do and/or that a Loan Party agrees and covenants to cause its Subsidiaries and/or any Guarantor not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

Section 5

MISCELLANEOUS

Section 5.01 Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.8 of the Credit Agreement.

Section 5.02 Notices. All notices, requests and demands to or upon Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 13.1 of the Credit Agreement.

Section 5.03 Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of Agent and the other Secured Parties and their successors and assigns; provided, that no Guarantor may assign or otherwise transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of each Lender (and any attempted assignment or transfer by any Guarantor without such consent shall be null and void).

Section 5.04 Set-Off. Each Guarantor hereby irrevocably authorizes Agent and each Secured Party at any time and from time to time after the occurrence and during the continuance of an Event of Default, without prior notice to such Guarantor or any other Loan Party, any such notice being expressly waived by the Loan Parties to the extent permitted under Applicable Law, upon any amount becoming due and payable by any Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Agent or such Secured Party may elect, against and on account of the obligations and liabilities of such Guarantor to such Agent or such Secured Party hereunder and claims of every nature and description of such Agent or such Secured Party against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Agent or such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party, or Agent on their behalf, shall notify such Guarantor promptly after any such set-off and the application made by such Secured Party of the proceeds thereof; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section 5.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

Section 5.05 Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy, facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The effectiveness of this Guarantee, the counterparts hereof and the signatures hereto shall have the same force and effect as manually signed originals and shall be binding on all parties hereto.

Section 5.06 Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.07 Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 5.08 Integration. This Guarantee and the other Loan Documents represent the entire agreement of the Guarantors and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

Section 5.09 GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

Section 5.10 Submission To Jurisdiction; Waivers; Acknowledgments; Etc.. The provisions of Section 13.2, 13.3 and 13.5 of the Credit Agreement shall be incorporated by reference herein mutatis mutandis.

Section 5.11 Termination. This Guarantee is a continuing guarantee and shall remain in full force and effect until the Termination Date.

Section 5.12 Additional Guarantors. Each Subsidiary of any Loan Party that is required to become a party to this Guarantee pursuant to Section 5.3 of the Credit Agreement shall become a Guarantor for all purposes of this Guarantee upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

Section 5.13 Releases of Guarantees and Liens.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party except as expressly required by Section 12.1 of the Credit Agreement) to take, and shall take, any action requested by any Guarantor to release any of its obligations hereunder (i) to the extent necessary to permit the consummation of any transaction that has been consented to in accordance with Section 13.8 of the Credit Agreement or (ii) under the circumstances described in Section 5.13(b) below.

(b) On the date of any transaction permitted by the Credit Agreement in which any Guarantor shall cease to be a Guarantor hereunder, such Guarantor shall be automatically released from the provisions of this Guarantee and the other Security Documents. On the Termination Date, this Guarantee and all obligations (other than those expressly stated to survive such termination) of Agent and each Guarantor under this Guarantee shall automatically terminate and be of no further force and effect, all without delivery of any instrument or performance of any act by any Person, and Agent, upon request by any Guarantor, shall execute and deliver such documents and instruments and take such further action requested by such Guarantor to evidence such termination with respect to such Guarantor.

(c) Upon request by Agent at any time, the Required Lenders will confirm in writing Agent’s authority to release any guarantee obligations pursuant to this Section 5.13. In each case as specified in this Section 5.13, Agent will (and each Lender irrevocably authorizes Agent to), at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral or guarantee obligation, in each case, in accordance with the terms of the Loan Documents and this Section 5.13.

Section 5.14 WAIVER OF JURY TRIAL. EACH GUARANTOR, AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

Section 5.15 Marshaling. Neither Agents nor any other Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Guaranteed Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Parties hereunder and of the Secured Parties in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Guarantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Guarantee or under any other instrument creating or evidencing any of the Guaranteed Obligations or under which any of the Guaranteed Obligations is outstanding or by which any of the Guaranteed Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Guarantor hereby irrevocably waives the benefits of all such laws.

[Signature Page Follows.]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

GUARANTORS:

CABANA BEVERAGES, INC.

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	President

CABANA BEVCO LLC

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	Manager

CABANA GRILL, INC.

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

POLLO TROPICAL MANAGEMENT, LLC

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	Manager

POLLO TROPICAL BEVERAGES, LLC

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	Manager

POLLO FRANCHISE, INC.

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Guarantee]

POLLO OPERATIONS, INC.

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

TACO CABANA, INC.

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

TP ACQUISITION CORP.

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

TC BEVCO LLC

By:	/s/ Louis DiPietro
Name:	Louis DiPietro
Title:	Manager

T.C. MANAGEMENT, INC.

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

TPAQ HOLDING CORPORATION

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

TEXAS TACO CABANA, L.P.

By:	T.C. Management, Inc.,
its general partner

By:	/s/ Dirk Montgomery
Name:	Dirk Montgomery
Title:	Senior Vice President, Chief Financial Officer and Treasurer

AGENT:

FORTRESS CREDIT CORP.

By:	/s/ David M. Prael
	Name:	David M. Prael
	Title:	Authorized Signatory

[Signature Page to Guarantee]